SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) August 27, 2008

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number	State of Incorporation

1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358	Nevada

0-00508	SIERRA PACIFIC POWER COMPANY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418	Nevada
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
Signatures
EX-1.1 Purchase Agreement dated August 27, 2008
EX-4.1 Form of Officer's Certificate
EX-25.1 Statement of Eligibility of Trustee on Form T-1

Item 8.01 – Other Events
Incorporation of Certain Documents by Reference
     On August 27, 2008, Sierra Pacific Power Company (“Sierra Pacific Power”), a wholly-owned subsidiary of Sierra Pacific Resources, entered into a purchase agreement with Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives of the several underwriters party thereto, related to the issuance of $250 million of Sierra Pacific Power’s 5.45% General and Refunding Mortgage Notes, Series Q, due 2013 (the “Series Q Notes”). The purchase agreement is filed herewith as Exhibit 1.1 and the form of the Officer’s Certificate which sets forth the terms of the Series Q Notes is filed herewith as Exhibit 4.1.
     The Series Q Notes are expected to be issued on or about September 2, 2008, subject to certain conditions stated in the purchase agreement. The Series Q Notes will be issued under a shelf registration statement originally filed with the SEC on September 14, 2007 (No. 333-146100-01). Sierra Pacific Power has filed a prospectus supplement with the SEC in connection with the issuance of the Series Q Notes.
     The net proceeds from the issuance of the Series Q Notes will be approximately $247.7 million, after deducting the underwriting discount and estimated expenses. Of the net proceeds from the sale of the Series Q Notes, approximately $238 million will be used to repay amounts outstanding under Sierra Pacific Power’s Revolving Credit Facility dated November 4, 2005, as amended, which matures November 2010, which amounts are borrowed at a weighted average interest rate of 3.22% as of August 22, 2008. The remaining approximately $9.7 million of net proceeds will be used for general corporate purposes.
     This Current Report on Form 8-K is being filed by Sierra Pacific Power for the purpose of filing exhibits to the registration statement and related prospectus supplements for the issuance of the Series Q Notes. All such exhibits are hereby incorporated by reference into the registration statement and related prospectus supplements by reference.
*      *      *
     This Current Report on Form 8-K does not constitute an offer to sell or an solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities by Sierra Pacific Power is being made only by means of a prospectus and related prospectus supplements.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits – The following exhibits are filed with this form 8-K:

Ex. 1.1	Purchase Agreement, dated August 27, 2008 between Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as representatives of the several underwriters and Sierra Pacific Power Company

Ex. 4.1	Form of Officer’s Certificate establishing the terms of Sierra Pacific Power Company’s 5.45% General and Refunding Mortgage Notes, Series Q, due 2013

Ex. 25.1	Statement of Eligibility of Trustee on Form T-1 of the Bank of New York Mellon for Sierra Pacific Power Company

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: August 27, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company (Registrant)
Date: August 27, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer